Exhibit 10.41


                BRANCH PURCHASE AND DEPOSIT ASSUMPTION AGREEMENT

         THIS BRANCH PURCHASE AND DEPOSIT ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of this 30th day of January, 2004 (the "Agreement Date"), among the following parties (the "Parties"):

         1) Matrix Capital Bank, a federal savings bank organized under the laws of the United States of America (the "Seller"); and

         2) FIRSTBANK, a federal savings bank organized under the laws of the United States of America ("FIRSTBANK" or "Purchaser").

                               W I T N E S S E T H

         WHEREAS, Purchaser desires to purchase certain of the assets and to assume certain of the deposit and other liabilities of Seller's branch office facilities located in Las Cruces, New Mexico and Seller desires to sell such assets and to have such liabilities assumed;

         NOW THEREFORE, in consideration of the mutual promises and conditions herein set forth, the parties hereto agree as follows:

         Section 1. Definitions: For the purpose of this Agreement, the terms defined in this Section 1 shall have the meanings assigned to them herein:

         "Adjustment Date" means the fifth Business Day after the end of the first full calendar month following the Closing Date.

         "Branch or Branches" means (as the context requires) 1) the Branch Premises, 2) Seller's core banking activities and the assets specifically described in this Agreement arising from, accounted for on the books of, or relating most directly to, the Branch Premises as distinguished from the operation of Seller's other locations (whether or not related documents are maintained or accounting entries are made at the Branch Premises), or 3) both of the foregoing.

         "Branch Premises" means (collectively or individually, as the context requires) 1) Seller's full-service banking facilities located at 277 E. Amador and Annex and 3090 Roadrunner Parkway, Las Cruces, Dona Ana County, New Mexico and the lessor's interest in the Leases at the facilities more particularly described in Schedule 6.06, and 2) Seller's Automated Teller Machine located in leased facilities at Picacho Hills Country Club, 6861 Via Campestra, Las Cruces, Dona Ana County, New Mexico.

         "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New Mexico, or is a day on which banking institutions located in New Mexico are authorized or required by law or other governmental action to close.

         "Deposit" or "Deposits" shall have the meaning set forth in Section 3(1) of the Federal Deposit Insurance Act, 12 U.S.C. 1813(1), including, without limitation, and as further defined in Section 3.01, all uncollected items included in the depositors' balances and credited on the books of the Seller at the Determination Date.

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

         "Determination Date" means the Seller's close of business on the last Business Day preceding the Closing Date. (The daily statement of Seller's
Branches reflecting the amounts of various assets and liabilities as of the close of business on the Determination Date on a full accrual basis shall determine with respect to certain items the exact balance being transferred to Purchaser, as more specifically set out below).

         "Equipment" means those improvements, additions, alterations and installations constituting all or a part of the Branch Premises, on and after the Agreement Date, including, without limitation, the automated teller machines presently in use at or in connection with the Branches, artwork, carpeting, furniture, shelving, and office supplies (other than office supplies with Seller's name or trademark), all as more specifically described on Schedule
6.06. As specified in Section 6.06, Schedule 6.06 hereto shall be delivered by Seller to Purchaser on or before the 10th calendar day following the Agreement Date.

         "Fixtures"  means  those  improvements,   additions,   alterations  and
installations constituting all or a part of the Branch Premises on and after the Agreement Date, all as more specifically described on Schedule 6.06.

         "Furniture"  means  those  improvements,   additions,  alterations  and
installations constituting all or a part of the Branch Premises on and after the Agreement Date, all as more specifically described on Schedule 6.06.

         "Leases" means the real property leases entered into between Seller and the tenants at the Branch Premises specifically described on Schedule 4.06.

         "Loans" means all of the loans included in the books and records of Seller which were originated by the Branches.

         `Transferred Loan" is defined in Section 2.03.

         "Loan Discount" shall have the meaning set forth in Section 2.03.

         "Real Estate Properties" means the real estate and improvements located in Las Cruces, New Mexico at 277 E. Amador and Annex and 3090 Roadrunner Parkway, all as more specifically described in Exhibit A hereto.

         "Contracts" have the meaning given them in Section 4.04.



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




         Section 2. Purchase and Sale of Assets.

                  2.01 Assets to be Purchased - Purchase Price. Subject to the terms and conditions provided here, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase the Real Estate Properties, the Leases, the Furniture, the Fixtures, the Equipment, the Contracts, Cash on Hand at the Branches, and the Transferred Loans (collectively, the "Assets") as they exist on the Closing Date. The total purchase price for the Assets, subject to adjustment on the Determination Date in accordance with Section 5.03, shall be as follows ("Purchase Price"):

                           Assets                        Purchase Price

                Leases and Furniture,              $ 227,000
                Fixtures and Equipment

                Transferred Loans                  As set forth in Section 2.03.

                Cash on Hand                       Face amount

                Real Estate                        As set forth in Section 2.07

                Purchase Premium                   Determined pursuant
                                                   to section 2.02

                Contracts                          Assumption of the Contracts
                                                   as specified in Section 3.05


                  2.02 Calculation of Purchase Premium. The "Purchase Premium" shall be determined by multiplying (A) the average of the daily total Deposits at the Branches (but, for purposes of determining the Purchase Premium only, excluding specifically from the definition of Deposits any brokered deposits, municipal, state or public school deposits) during the twenty (20) calendar day period immediately preceding the Determination Date times (B) 6.5% (as stated in the letter of intent).

                  2.03 Purchase Price for Transferred Loan and Loan Discount. The purchase price for each Transferred Loan (including, for purposes of this Agreement, the Loan Discount described below, the "Transferred Loan Purchase Price") shall be (A) 100% of the unpaid principal balance of each such Transferred Loan on the Determination Date plus (B) accrued and unpaid interest on such Transferred Loan through the Determination Date.; provided that, with respect to each Transferred Loan, Seller shall provide Purchaser a discount (the "Loan Discount") equal to (A) .75% multiplied by (B) the unpaid principal balance of each such Transferred Loan as of the Determination Date. In no event shall the Loan Discount with respect to all of the Transferred Loans be greater than $170,000. The Loan Discount is to cover prior General Valuation Allowance
(GVA) for future losses established on the total of the Transferred Loans on the books of the Seller to meet the requirements of Generally Accepted Accounting Principles, and general and specific allowance requirements.


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

                  2.04 Allocation of Purchase Price. The Purchase Price shall be allocated to the Assets based upon the schedule set forth above. Purchaser and Seller shall jointly participate in preparing Internal Revenue Service Form 8594 ("Asset Acquisition Statement under Section 1060") to be filed by Purchaser to reflect this allocation.

                  2.05 Acquisition of Loans. Purchaser has had the opportunity to make an extensive examination of the credit files containing documentation with respect to all of the Loans. At least ten (10) Business Days prior to the Determination Date, Seller shall provide Purchaser with a list of all Loans and Purchaser shall mark on such list all Loans which Purchaser desires to exclude from the purchase on the Closing Date. All Loans so included in the purchase are referred to herein as the "Transferred Loans" and each is referred to herein as a "Transferred Loan." Thirty days after the Closing Date Purchaser may request Seller to repurchase any Transferred Loan. Seller agrees to make such repurchase, by wire transfer within two (2) business days following receipt of Seller's request. The repurchase price for each such repurchased Transferred Loan shall be equal to the Transferred Loan Purchase Price for the Transferred Loan in question.

                  2.06 Acquisition of Real Estate. At Closing, Purchaser shall purchase from Seller and Seller shall sell to Purchaser the Real Estate Properties. The terms upon which such purchase and sale shall occur are set forth in Exhibit A hereto.

                  2.07. Real Estate Purchase Price. The purchase price for the Real Estate Properties shall be equal to the assessed value of the properties as determined by the Dona Ana County Assessor for year 2002, plus a premium of three and one half percent (3.5%) of such assessed value, which equals an acquisition price of:

                  (1)         $  2,215,521
                        ------------------
                  (2)              353,763
                        ------------------
             Total             $ 2,569,284
                        ==================

         Section  3.   Assumption  of   Liabilities;   No  Assumption  of  Other
Liabilities.

                  3.01 Deposit Liabilities. Seller agrees to assign to Purchaser, and Purchaser agrees to assume on the Determination Date all obligations and liabilities of Seller to be performed, satisfied, and discharged on and after the Determination Date with respect to Deposits carried on the books of the Branches and existing at the Determination Date and owed to the person, corporations and other entities (including Deposits held by Individual Retirement Accounts) named as the respective depositors in the books of the Branches at the Determination Date, including, without limitation, (a) all demand deposits, but excluding outstanding cashier's checks, other official checks of Seller, and (b) all time and savings deposits, including accrued and unpaid interest thereon computed through the Determination Date, but excluding any brokered certificates of deposits of Seller (the items included in (a) and (b) above being collectively, the "Deposits"). The term "Deposits" shall not include deposit accounts, if any, that, by law or contract, cannot either be transferred by Seller or assumed by Purchaser. Seller also agrees to transfer to Purchaser all signature cards, deposit contracts, canceled checks and other records required to be retained related to the Deposits in the possession of Seller.

                  3.02 Payment of Checks, Drafts and Orders. Purchaser agrees to pay all properly payable checks, drafts and withdrawal orders presented to it by mail, over its counters, or through clearing houses by depositors whose accounts are carried on the books of the Branches, whether drawn on the check or draft forms provided by Seller or by Purchaser, to the extent that the assumed


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

balances of Deposits to the credit of the respective makers or drawers shall be sufficient to permit the payment thereof, and in all other respects to discharge, in the usual course of the banking business, the duties and obligations of Seller with respect to the balances due and owing with respect to the Deposits.

                  3.03 Interest on Accounts Assumed. Purchaser agrees to pay interest on all interest bearing Deposits assumed by it in accordance with the terms thereof at the declared rate established by Seller, subject to the individual contracts relating to such Deposits and Purchaser's right to change applicable interest rates as permitted or required by law.

                  3.04 Assumption of Leases. Purchaser shall assume and fully discharge as they become due all liabilities and obligations arising after the Determination Date under the Leases.

                  3.05 Assumption of Contracts. Purchaser shall assume and fully discharge as they become due all liabilities and obligations arising after the Determination Date under the Contracts.

                  3.06 No Other Liabilities Assumed. Purchaser shall not assume any liabilities of Seller, or any kind or description, known or unknown, disclosed or undisclosed, except for the liabilities described in this Agreement. Those liabilities and obligations of Seller assumed by Purchaser under this Agreement are referred to herein as the "Assumed Obligations" or "Assumed Liabilities".

         Section 4.  Taxes; Pro-Rations and Reimbursements.

                  4.01 Sales Taxes. Purchaser shall pay and remit all sales taxes or use taxes which, by law, become due and payable by reason of the consummation of the transaction contemplated hereby.

                  4.02 Ad Valorem Taxes. Ad valorem taxes and personal property taxes accruing or assessed with respect to the Assets for the calendar year which includes the Closing Date shall be pro-rated between Purchaser and Seller as of the Closing Date. If the amount of such taxes cannot be ascertained at Closing, such pro-ration shall be done on the basis of taxes assessed for calendar year 2003.

                  4.03 Utilities. The net actual payment necessary to pro-rate utility bills (including without limitation monthly statements for electricity, natural gas, water, sewer, trash collection and telephone) shall be made by Purchaser or Seller, as applicable, on the Adjustment Date, but with the pro-ration calculated as of the Closing Date.

                  4.04 Contracts. All equipment, maintenance, supplies and material, and service agreements relating to the Branches ("Contracts") are listed on Schedule 6.07. Seller shall assign to Purchaser, as of the Closing Date, any of Seller's rights under the Contracts.

                  4.05 Leases. All payments under Leases shall be prorated as of Closing Date.

                  4.06 Rental Income. Seller will assign all building leases relating to the Real Estate Properties to Purchaser. All tenant deposits covering such items as first and last months rentals plus any damage deposits held in escrow will be assigned to the Purchaser. Schedule of tenant leases are detailed in Schedule 4.06.


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

                  4.07 Safe Deposit Boxes. Box income will be prorated to Purchaser based on the Determination Date.

                  4.08 Employees.

                           (a)  On  the  Closing  Date,  Purchaser  shall  offer
employment at the Branches to all employees of Seller
employed at the Branches at base wages and salaries no less favorable than the wages and salaries currently being paid by Seller to such employees. To the extent consistent with Purchaser's existing structure for comparable positions and comparable officer titles and its current policies regarding officer titles, such employees shall be offered positions with responsibilities and officer titles comparable to those they currently have with Seller. All such employees accepting employment with Purchaser are hereafter called the "Continuing Employees". Purchaser shall cause all Continuing Employees to have the same benefits provided by Purchaser generally to employees of Purchaser. Continuing Employees will be provided with credit for time served with respect to Purchaser's employee Profit Sharing and Employee Stock Ownership Plan. In addition, Purchaser shall permit each Continuing Employee the option to obtain past service credit for accrued vacation as of the Determination Date or to accept payment from the Seller for such accrued vacation leave as of the Determination Date (in which case, no past service credit shall be provided by Purchaser to the Continuing Employee). In the event that a Continuing Employee chooses to accept from Purchaser past service credit for his or her accrued vacation as of the Determination Date, then Seller shall pay to Purchaser the amount, plus applicable payroll taxes, that otherwise would have been payable to such Continuing Employee had he or she chose to be paid for such accrued vacation.
                           (b) Seller  agrees that it shall  render to Purchaser
commercially reasonable assistance in soliciting employees of the Branches to accept employment with Purchaser, including but not limited to permitting
Purchaser to immediately contact and solicit such employees. Purchaser acknowledges that Seller has made no assurances to Purchaser with respect to such employees' accepting positions with Purchaser and incurs no liability to Purchaser in rendering the assistance referred to herein.

                           (c)  Purchaser  shall  have  no  liability  to any of
Seller's current employees for any accrued wages, sick leave, vacation time, pension obligations or any other employee benefits. Purchaser will have no liability and will not assume obligations under any "employee benefit plan", through the Closing Date (as such term is defined in the Employee Retirement Security Act of 1974, as amended) of Seller or any other obligations (including, without limitation, severance obligations) of Seller to the employees of the Branches. Seller will be responsible for fulfilling, and resolving any disputes concerning its liabilities or obligations (including, without limitation, severance obligations) to the employees at the Branches under any such employee benefit plan or otherwise. All wages and salaries, workers' compensation payments, vacation pay and social security and unemployment taxes of employees of the Branches shall be paid by Seller for the period to and including the Determination Date. Seller affirms that there are no employment contracts with any Continuing Employees in effect at Closing Date.


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

         Section 5. Closing.

                  5.01 Date of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at a mutually agreed time and place on a Business Day within 30 days following the satisfaction (or waiver, when appropriate) of all conditions, including the receipt of all required regulatory approvals for the transactions provided for herein, and the expiration of any statutory waiting periods applicable thereto. The date of Closing is referred to herein as the "Closing Date". The effective time of the Closing for the purpose of final calculation of balances of Assets transferred, liabilities assumed, and Deposits and accrued interest thereon shall be as of Seller's normal close of business on the Determination Date. Purchaser shall take possession of the Branch Premises and shall open branch offices at the Branch Premises effective at the normal closing of business on the Closing Date notwithstanding the fact that the Closing may not be concluded until later that day. Provided that the Closing is in fact consummated on the Closing Date, all banking transactions occurring (deposits, withdrawals, receipt of loan payments, accrual of interest, etc.) with respect to any Assets purchased or Deposits assumed shall be treated (as between Purchaser and Seller) as having occurred subsequently to the Closing and shall become part of the operations of the Purchaser.

        5.02 Actions of Parties at Closing.

                           (a) At Closing, Seller Shall:

                                    (1)  Execute  and  deliver to  Purchaser  in
recordable form an assignment of the Leases together with any required consents and any assignments reasonably necessary in order to evidence the sale to Purchaser, without recourse, of the Transferred Loans and any collateral relating thereto;

                                    (2) Execute and  deliver to  Purchaser  such
bills of sale, endorsements, assignments and other instruments of transfer as reasonably required in order to evidence ownership of the Assets in Purchaser, together with any required consents;

                                    (3)   Deliver  to   Purchaser,   all  files,
documents, papers, agreements and other records pertaining to the Assets transferred and the Assumed Liabilities;

                                    (4)   Deliver the Cash on Hand to Purchaser;

                                    (5)  Deliver  physical   possession  of  the
Branch Premises to Purchaser, including delivery of keys, security codes, etc;

                                    (6) Pay to  Purchaser  by wire  transfer  in
same day funds a sum of money equal to the amount of the Deposits assumed by Purchaser pursuant to Section 3 (including interest accrued through the Determination Date) and execute, acknowledge and deliver to Purchaser all certificates and other documents required to be delivered to Purchaser at the Closing pursuant to the terms of this Agreement.

                           (b)      At the Closing, Purchaser shall:
                                    (1)     Pay to Seller the Purchase Price;
                                    (2)  Execute,  acknowledge  and  deliver  to
Seller such instruments and documents as reasonably required to evidence Purchaser's assumption of the Assumed Liabilities

                                    (3)  Execute,  acknowledge  and  deliver  to
Seller all certificates and other documents required to be delivered to Seller at the Closing pursuant to the terms of this Agreement.

                  5.03 Adjustment Date: The payments which are required to be made on the Closing Date shall be made pursuant to a preliminary settlement statement agreed to by the parties, substantially in the form of Schedule 2.0 hereto. On the Adjustment Date, Seller and Purchaser shall make an adjusting settlement between each other as of the Determination Date with regard to pro-rations and other adjustments provided in this Agreement and with regard to any errors, omissions or miscalculations with regard to amounts paid by either party on the Closing Date or subsequently; notwithstanding the foregoing, Purchaser and Seller shall make settlement with each other as often



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  as each Business Day, if necessary,  in order to reimburse the other party for cashier's checks or customer checks presented to and paid by one party but required to be paid by the other party pursuant to this Agreement.

                  Section 6. Representations and Warranties of Seller. Seller represents and warrants to Purchaser as follows:

                  6.01 Organization of Seller. Seller is a federal savings bank duly organized, validly existing under the laws of the United States and has all requisite corporate power and authority and possesses all governmental and other permits, licenses, approvals and other authorizations to own or lease its properties and to carry on its business as now being conducted. Seller is an insured bank as defined in the Federal Deposit Insurance Act and applicable regulations thereunder.

                  6.02 Authority; Binding Effect. Seller has full right and authority to enter into this Agreement and subject to receipt of any applicable regulatory approvals, to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Seller and no other corporate acts or proceedings on the part of Seller are necessary to authorize this Agreement or the transaction contemplated hereby; and this Agreement constitutes the valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance by Seller with any of the provisions hereof will not conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any contract or instrument to which the Seller and the Assets or liabilities assumed hereunder are subject.

                  6.03 Financial Records. All books and records of the Branches have been (and will be as of the Closing Date) kept in accordance with generally accepted accounting principles and in accordance with all applicable record retention periods under federal or state law in all material respects and the financial records of the Seller as of November 30, 2003 present fairly in all material respects the financial position of the Branches and are complete, current, and accurate in all material regards as of the date(s) so stated.

                  6.04 Liability and Obligations. At the Agreement Date, the Branches had no obligation or liability, whether accrued, absolute, contingent or otherwise, which was material to the financial condition, business or obligations of the Branches or which when combined with all similar obligations or liabilities, would have been material, which has not been reflected in the Branches' financial records, or in the schedules referred to herein, nor does there exist a set of circumstances resulting from transactions effected or events occurring with respect to the Assets on or prior to the Agreement Date, or from any action omitted to be taken during such period which, to the knowledge of Seller, could reasonably be expected to result in any such material obligation or liability, except as disclosed in the financial records or in the schedules referred to herein.

                  6.05 Evidence of Indebtedness. Each note or other instrument evidencing a Transferred Loan and any related security agreement or instruments (including without limitation a guaranty or similar instrument) is (A) to the knowledge of Seller, a legal, valid and binding obligation of the obligor named therein, enforceable against such obligor in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency,


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

reorganization, moratorium and similar laws from time to time in effect), (B) has not been participated out to another lender, and (C) all actions necessary to perfect any related security interest have been taken or will be taken by Seller in a timely manner. To the best knowledge of Seller, no Transferred Loan is subject to any defense, offset or counterclaim and each Transferred Loan complies with all applicable laws and regulations known to Seller. To the knowledge of Seller there are no valid claims for offset or other defense (including, but not limited to usury) by any such obligor based on any action or omission of Seller.

                  6.06 Physical Properties. Schedule 6.06, to be delivered by Seller to Purchaser within ten (10) calendar days following the execution of this Agreement, provides an itemized list of all items of Furniture, Fixtures, Equipment, and other Assets owned by Seller and located at the Branches as of the Agreement Date, except those items, if any, of Furniture, Fixtures and Equipment listed in Schedule 6.06 which are not being acquired by Purchaser. Seller owns each such item free and clear of all liens, pledges, security interests, charges, burdens, encumbrances, options and adverse claims. The operation of the property and business of Seller at the Branches in the manner in which they were previously operated or are now operated does not, to the knowledge of Seller, violate any existing or proposed environmental laws, zoning ordinances, building codes or municipal regulations in such a way as could, if such laws, ordinances or regulations were enforced, result in any material impairment  of the use of the  Branches  for the  purpose for which they are now operated. Seller is aware of no existing or contemplated condemnation proceedings affecting or relating to the Branch premises and Seller has paid or will pay in full all bills and invoices for labor and materials arising from the ownership and operation of the Branch premises and such Branch premises shall be in good operating condition and free of all liens and claims.

                  6.07. Agreements, Contracts and Commitments. Schedule 6.07 to this Agreement lists specifically all Contracts to which Seller is a party or by which Seller or any of the Assets is in any way affected or bound. All such Contracts are legally valid and binding and in full force and effect, and neither Seller nor, to the knowledge of Seller, any other party is in default thereunder. None of the rights of Seller thereunder will be impaired by the consummation of the transactions contemplated hereby.

                  6.08.    Taxes.

                           (a) There are no tax liabilities of Seller that could
become payable by Purchaser as a result of the fact that Purchaser will be the transferee of the Assets (except only ad valorem taxes, personal property taxes, real estate taxes, which are not yet due and payable, and which are to be prorated pursuant to Section 4.

                           (b) With  respect to all  interest  bearing  accounts
assigned to Purchaser, the records of Seller transferred to Purchaser contain or will contain all information and documents (including without limitation properly completed Forms W-9) necessary to comply in all material respects with all information reporting and tax withholding requirements under federal and state laws, rules and regulations, and such records identify with specificity all accounts subject to backup withholding under the Internal Revenue Code.

                           (c)  All   federal,   state,   and   local   payroll,
withholding, property, sales, use and transfer taxes, if any, which are due and payable by Seller relating to the operation of the Branches on or prior to the Closing Date shall be paid in full or Seller shall have made appropriate provision for such payment in accordance with ordinary business practices.

                  6.09 Compliance with Laws. Seller is not in violation of any law, statute, rule, governmental regulation or order, or court decree or judgment which violation would reasonably be expected to have a material adverse effect on the Assets, the liabilities to be assumed under this Agreement, or the business and operations of the Branches.

                  6.10 Litigation or Other Proceedings. There is no suit, action or legal, administrative, arbitration or other proceedings or governmental investigation pending or threatened, which would reasonably be expected to have a material adverse financial effect on Seller, the Assets, the liabilities assumed or the business and operations of the Branches.


                  6.11 Inchoate Claims. Seller has no notice or knowledge of any agreement, claim or controversy, relating to Seller either directly or indirectly, which would reasonably be expected to result in a suit, action, proceeding or other formal procedure against Seller relating to the Assets, the liabilities assumed, or the business and operations of the Branches, nor knowledge of any circumstances which might give rise to such claim or controversy other than actions taken by Seller in the normal course of banking business.

                  6.12 Broker's or Finder's Fee. There is no valid claim against Seller by any broker or other third party for any finder's fee, brokerage commission or other similar payment related to the transactions contemplated hereby.

                  6.13 Insurance. Seller has in full force and effect policies of insurance and fidelity bonds of type and in amounts that are customary in the banking industry for an institution of comparable size and Seller will continue all of such insurance and bonds in full force and effect and will give all notices and present all claims thereunder in due and timely fashion up and to the Closing Date.

                  6.14 Accident and Claims. There have been no accidents or similar events relating to the Branches which have resulted, or may result, in claims against Seller which are not either fully covered by insurance, or by reserves, or other provisions created, or made, for such claims.

                  6.15 Employment Agreements. Seller is not a party to (i) any written employment agreement, (ii) any oral or written management agreement relating to the Real Estate Properties, or (iii) any oral employment agreement with personnel of the Branches which cannot be terminated at the election of Seller on not more than thirty (30) days notice.

                  6.16 Hazardous Substances. The Branches and the use and operation of the Branches are in compliance with all federal, state or local laws, ordinances or regulations relating to industrial hygiene and to the best knowledge of the Seller the environmental conditions on, under or about the Branches including without limitation air, soil, surface water and groundwater conditions are in material compliance with all federal, state or local laws, ordinances or regulations relating to environmental conditions. To the best knowledge of Seller, there are no environmental, health or safety conditions on, under or about the Branches, including without limitation the air, soil, surface water and groundwater that would materially interfere with the conduct of the business of the Branches or materially adversely affect the Branches, the Assets, or the assumed liabilities. To the best of the knowledge of Seller, neither Seller nor any third party, including, without limitation, Seller's predecessors in title to the Branches, have used or installed any underground tanks or gas or oil wells, or used, generated, manufactured, treated, stored, placed, deposited, discharged, released or disposed of on, under or about the Branches or transported to or from the Branches any Hazardous Substances (as defined below). To the best knowledge of the Seller, the Branches have never been used as a dump or landfill site, there are no asbestos-containing materials in the Branches or incorporated into the improvements in violation of applicable laws, there are and have been no polychlorinated biphenyl ("PCB")-containing electrical transformer fluorescent light fixture with ballasts or other PCB Item, as defined at 40 C.F.R. Section 761.3 or any PCB-containing fluid on the Branches, or to the best knowledge of the Seller are there or have there ever been any investigations, notices or violations, requests for information or claims of any kind asserted or threatened to be asserted by any person, including any federal, state or local governmental agency relating to the storage, disposal, discharge or release of any Hazardous Substances. For purposes of this Agreement, "Hazardous Substances" shall mean any flammable, explosive, radioactive material, hazardous waste, toxic substance or related material and any other substance or material defined or designated as a hazardous or toxic substance, material or waste by any federal, state or local law or environmental statute, regulation or ordinance presently in effect and shall include, without limitation, (i) those substances included within the definition of "hazardous substances", "hazardous materials", toxic substances", "solid waste" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq. the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C Sections 1801 et seq., and in the regulations promulgated pursuant to said laws; (ii) those substances listed in the United States Department of Transportation Table (49 D.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and amendments thereto);
(iii) such other substances, materials and wastes which are regulated under applicable local, state or federal law, or the Unites States government, or which are classified as hazardous or toxic under federal, state or local laws or regulations; (iv) any material, waste or substance which is or contains (i) petroleum, (ii) asbestos or (iii) PCB, or which is designated as a "hazardous substance" pursuant to Section 311 of the Clear Water Act, 33 U.S.C Sections 1251 et seq. (33 U.S.C. ss.1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss.1317), provided, however, that the term shall not include those substances that are of a character and quantity that are reasonably associated with the use of the Real Estate Properties as bank branches.

                  6.17 Deposits. Attached hereto as Schedule 6.17 is a true and accurate schedule of all Deposits (excluding brokered CDs, but including IRA's), and related information, which are domiciled at the Branches, prepared as of a date within 10 calendar days of the Agreement Date (which Schedule shall be updated at and as of the Determination Date and, as updated, shall be true and accurate as of such date). The Deposits are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation to the fullest extent permitted by federal law. To the best knowledge of the Seller, the Deposits were solicited and currently exist in material compliance with all applicable requirements of federal, state and local laws and regulations promulgated thereunder (for purposes of this clause, Deposit would not be in material compliance if the non-compliance subjects the depository institution to any penalty or liability). The Deposits (i) are in all material respects genuine and enforceable obligations of Seller, except to the extent enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditor's rights generally and by general principles of equity and (ii) were acquired in the ordinary course of Seller.

                  6.18     Tenant Leases.

                                    (a)  The  Leases   are  valid  and   binding
obligations of Seller, enforceable against Seller in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, laws governing fraudulent conveyance or equitable subordination principles and other laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. To the best knowledge of Seller, the Leases are valid and binding obligations of the lessees, enforceable against the lessees in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, laws governing fraudulent conveyance or equitable subordination principles and other laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. To the best knowledge of Seller, the lessees under the Leases are not in default under, and no event has occurred which, with notice or the lapse of time or both would constitute a default by any lessee under the Leases. Seller has not previously received notice of any event of default, or event or condition which with the giving of notice or lapse of time, or both, would constitute a default under the Leases. Seller has delivered a true and correct copy of the Leases to Purchaser. The Leases are the only agreements between the Seller and the respective tenants thereunder relating to the Branch Premises. The respective Leases represent the entire agreement between the respective tenants thereunder and the Seller with respect to the Branches. All payments of rent or other monies required to be paid to the Seller pursuant to the Leases have been paid. The terms of the Leases permit the premises subject to the Leases to be used as commercial offices only. Lease summaries are detailed herein as Schedule 4.06.

                                    (b) Seller is not  entitled to, and has made
no agreements with the tenants under the Leases, or tenants' agents, employees or representatives, concerning free rent, or other type of rental concession including, without limitation, lease support payments or lease buyouts.

                  6.19 FIRPTA. Seller is not a "foreign person" within the meaning of the Internal Revenue Codess.1445.

                  6.20 Closing Date. Each representation and warranty made by Seller in this section shall be deemed to be made on and as of the date here of and as of the Closing Date.

                  6.21 Representation Not Misleading. No representation or warranty by the Seller contained in this Agreement, nor in any exhibit or schedule furnished to the Purchaser by the Seller under and pursuant to, this Agreement contains or will contain as of the date made and on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading.

                  6.22 Consents and Approvals. Except for any applicable regulatory approvals, no consents, approvals, filings or registrations with any third party or public body or agency are required in connection with Seller's consummation of this transaction.

         Section 7. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows:

                  7.01 Organization of Purchaser. Purchaser is a federal savings bank, duly organized, validly existing under the laws of the United States of America and has all corporate power and authority and possesses all governmental and other permits, licenses, approvals and other authorizations to own or lease its properties and to carry on its business as now being conducted. Purchaser is an insured bank as defined in the Federal Deposit Insurance Act and applicable regulations relating thereto.

                  7.02 Authority; Binding Effect. Purchaser has full right and authority to enter into this Agreement and, subject only to obtaining regulatory approvals, to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Purchaser; no other corporate acts or proceedings on the part of Purchaser are necessary to authorize this Agreement or the transactions contemplated hereby; and this Agreement constitutes the valid and legally binding obligation of Purchaser enforceable against Purchaser in accordance with its terms. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the compliance by Purchaser with any of the provisions hereof will not conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any contract or instrument to which the Purchaser is subject.

                  7.03 Broker's or Finder's Fees. Except for the fee to Bearing Point, Inc., which shall be paid solely by Purchaser, there is no valid claim against Purchaser by any broker or other third party for any finder's fee, brokerage commission or other similar payment related to the transactions contemplated hereby.

                  7.04 Closing Date. Each representation and warranty made by Purchaser in this Article 7 shall be deemed to be made on and as of the date hereof and as of the Closing Date.

                  7.05 Representation Not Misleading. No representation or warranty by the Purchaser contained in this Agreement, nor in any exhibit or schedule furnished to the Seller by the Purchaser under and pursuant to this Agreement contains or will contain as of the date made and on the Closing Date any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which it was or will be made, not misleading.

                  7.06 Consents and Approvals. Except for any applicable regulatory approvals, no consents, approvals, filings or registrations with any third party or public body or agency are required in connection with Purchaser's consummation of this transaction.

                  7.07 Community Reinvestment Act. At its most recent regulatory evaluation of the Purchaser's performance under the Community Reinvestment Act (the "CRA"), the Purchaser's record of performance was deemed to be
"outstanding" or "satisfactory", and no proceedings are pending or, to the knowledge of the Purchaser, threatened, that would result in a change in such evaluation. Purchaser has not received any adverse public comments with respect to its compliance under the CRA since the date of its most recent regulatory evaluation of its performance under the CRA.

                  7.08 USA PATRIOT Act. The Purchaser is in material compliance with the applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and the Bank Secrecy Act, and its implementing regulations.

                  7.09 Regulatory Conditions. To the Purchaser's knowledge, no fact or condition exists with respect to the Purchaser which Purchaser has reason to believe will prevent it from obtaining approval from the applicable governmental authorities of the transactions contemplated herein.

                  7.10 Application Filings. The Purchaser and Seller shall cause to be filed within 10 calendar days of the Agreement Date, those applications necessary to obtain the approval from the applicable governmental authorities to complete the transactions contemplated herein. Purchaser and Seller shall pay their own application filing fees.

         Section 8. Conduct and Transactions Prior to Closing Date. Seller or Purchaser, as the case may be, covenant that, except as otherwise previously consented to in writing by the other party not making such covenant between the date of this Agreement and the Closing Date, such party will do or cause the following to occur:

                  8.01. Preservation of the Business of Seller. The business of Seller at the Branches shall be conducted only in the ordinary course consistent with past practices of the Seller.

                  8.02 Employee Compensation. Except for (A) customary merit and grade increases, and (B) annual bonuses for 2003 performance that have not yet been paid, in each case made in the ordinary course by Seller and consistent with its past practices, no increase will be made in the compensation of the employees at the Branches including, but not limited to, normal bonus, profit sharing and other compensation.

                  8.03   Relationship.   Seller   shall  use  its   commercially
reasonable efforts to maintain and preserve its relationships with depositors, customers, and others having business relationships with the Branches.

                  8.04 Public Announcements; Purchaser's Right to Communicate with Bank Customers. Neither the Purchaser nor Seller shall make any press release, public announcements, or disclosure to any person or entity not having a need to know, including announcements to employees or customers, concerning the transactions provided for in this Agreement without the prior consent of the other party hereto, which consent shall not unreasonably be withheld, delayed, or denied, unless disclosure is required by law or regulation. Purchaser shall also have the right to participate in preparing the text of any written communication which the Seller may mail to its customers concerning the proposed transaction or the assumption of their Deposits by the Purchaser.

                  8.05 Regulatory Approvals. Purchaser, with the reasonable cooperation of the Seller, shall promptly prepare and file (but in any event no later than 10 calendar days following the Agreement date) appropriate documents with The Office of Thrift Supervision, and any other regulatory agencies whose approval or consent may be required and thereafter use its best efforts to obtain timely the requisite, unconditional approvals for the transactions contemplated hereby from those agencies.

                  8.06  No  Offers  or  Negotiations.  Neither  Seller  nor  its
affiliates will, directly or indirectly, negotiate, solicit, initiate or encourage submission of proposals or offers from any other persons (including without limitation any of its or their officers, directors, employees or significant stockholders) relating to any acquisition or purchase of any portion of the Assets or Assumed Liabilities. Seller shall promptly cease and cause to be terminated any current negotiations conducted with any parties other than Purchaser with respect to any such acquisition. Any consent heretofore granted by Seller or its affiliates to permit persons to make any such proposal (other than consents given to Purchaser) shall immediately be withdrawn and no further consents, waivers or amendments shall be granted by Sellers. The provisions and requirements of this Section 8.06 shall immediately terminate upon any termination of this Agreement pursuant to Section 15.

                  8.07 IRA Accounts. Prior to the Closing Date, Purchaser shall designate a successor trustee or custodian, which may be Purchaser, as to any IRA constituting a liability to be assumed by Purchaser and for which Seller acts as trustee or custodian. Seller will transfer the trusteeship or custodianship of all such IRAs to such successor trustee or custodian on the Closing Date. Seller shall be responsible for all federal, state and local income tax reporting for such accounts for the period ending on the Closing Date, and the successor trustee or custodian shall be responsible for such reporting thereafter.

                  8.08 Operational and Data Processing Conversion Matters. Seller shall cooperate with Purchaser's reasonable requests in order to accommodate any and all requirements for Purchaser to convert the operations of the Branches from branches of Seller to branches of Purchaser, including without limitation any requirements for the conversion of data processing to Purchaser's systems. Seller covenants that it will assist Purchaser with Purchaser's reasonable requests following the Closing in the event that Purchaser is unable to complete its requirements prior thereto. If Purchaser believes it will be unable to complete conversion prior to Closing, Purchaser shall so notify Seller at least 30 days prior to Closing. In such event, Seller and Purchaser shall negotiate in good faith to reach a service agreement that provides for Seller to continue to "service" the Deposits and Transferred Loans for an interim period of time and which provides for Seller to be compensated for providing such services at Seller's fully-loaded costs not to exceed $5,000 per month.

                  8.09 Access to Books and Records. Seller shall furnish Purchaser with such additional financial and other data and information regarding the Assets and liabilities to be assumed as Purchaser reasonably may request from time to time, including without limitation any information required for inclusion in all government applications necessary to effect the transaction contemplated hereby. Upon reasonable notice, Seller shall permit officers and authorized representatives of Purchaser access to inspect the Branches during normal business hours or at such other time mutually agreed by both parties and permit Purchaser to make or cause to be made such reasonable investigation of information and material relating to the condition of the Branches, including, if any, general and subsidiary ledgers, deposit records and other information concerning the business, property and legal questions concerning the Branches as Purchaser reasonably deems necessary or advisable. Purchaser shall furnish Seller with such additional financial and other data and information regarding Purchaser as Seller reasonably may request from time to time, including without limitation any information required for inclusion in all government applications necessary to effect the transaction contemplated hereby.

                  8.10 Operation of Branches pending Closing. Excluding loan commitments and deposits issued in the ordinary course of Seller, Seller shall not in respect of the operations at the Branches enter into any contract agreement or commitment which obligates the Purchaser for amounts in excess of $5,000 without prior written approval from Purchaser, which shall not be unreasonably withheld.

         Section 9. Obligation of Parties After the Closing. After the Closing Date, and in addition, and not by way of limiting any of the foregoing:

                  9.01 Business Relationship.

                                    (a) For a period of twenty-four months after
the Closing Date, Seller shall not cause, or attempt to cause or induce, directly or indirectly, any person now or hereafter employed at the Branches to terminate such employment; nor cause, directly or indirectly, or attempt to cause, any customer or depositor whose name now or hereafter appears on the books and records of the Branches to withdraw her, his or its banking affiliation from the Branches; provided, however, the mere fact that Seller hires any person formerly employed at the Branches or accepts banking business from a former customer or depositor of the branches shall not be deemed to prove Seller's breach under this subsection 9.01.

                                    (b) For a period of twelve months  following
the Closing Date, Seller shall not and shall cause it subsidiaries and affiliates, successors or assigns not to, and shall not enter into any agreement to, acquire, lease, purchase, own, operate or use any building, office or other facility or premises located within Dona Ana County in the State of New Mexico for the purpose of accepting deposits, cashing checks, making loans or conducting general banking business. This provision shall not prohibit any acquirer of the Seller or any of its subsidiaries or affiliates that currently maintains banking operations in Dona Ana County from continuing such operations after any such acquisition.

                  9.02 Transit Items. Each party shall exercise its best efforts to assist the other party in the adjustment and delivery of all overages and shortages of documentary and cash items in transit and items in collection as of the Determination Date, as the interest in such items of the respective parties hereto may then appear.

                  9.03  Indemnification.

                                    (a)  Seller   agrees  to  and  does   hereby
indemnify, defend and hold Purchaser harmless from any loss, demand, obligation, cost, expense or liability (including reasonable attorney's fees and expenses)
(i) arising out of any actions, suits or other proceedings by third parties which (A) relate to the operations at the Branches on or prior to the Determination Date, (B) relate to any wrongful act, omission or negligence of Seller in regards to the operations of the Branches, the Assets or performance (or the failure to fully perform or discharge any) of the Assumed Liabilities on or prior to the Determination Date, or (C) relate to any liabilities of the Seller or the Branches not specifically assumed by Purchaser hereunder or any assets of the Seller or the Branches not acquired by Purchaser hereunder, or
(ii) arising out of the inaccuracy of any representation or warranty made by Seller or any breach by Seller of its covenants or agreements contained herein or in any instrument, document or certificate delivered to Purchaser pursuant hereto.

                                    (b)  Purchaser  agrees  to and  does  hereby
indemnify, defend and hold Seller harmless from any loss, demand, obligation, costs, expense or liability (including reasonable attorney's fees and expenses)
(i) arising out of any  actions,  suits or other  proceedings  by third  parties which (A) relate to the operations at the Branches subsequent to the Determination Date, or (B) relate to any wrongful act, omission or negligence of Purchaser relating to the operations of the Branches, the Assets or the performance (or the failure to fully perform or discharge any) of the Assumed Liabilities subsequent to the Determination Date; or (ii) arising out of the inaccuracy of any representation or warranty made by Purchaser or any breach by Purchaser of its covenants or agreements contained herein or in any instrument, document or certificate delivered to Seller pursuant hereto.

                                    (c) Any  claim  from  indemnification  under
this Section 9.03 must be made by the party claiming a right to such indemnification on or before the date that is twenty-four months from the Closing Date.

                  9.04 Tax Reporting. Seller and Purchaser agree that each party shall be solely responsible for providing to the Internal Revenue Service and to each depositor, other holder of a liability assumed or customer, to the extent required by law, Forms 1098, 1099 INT, 1099R and 5498 and other applicable reporting forms with respect to each of the liabilities assumed and Assets transferred for the period during which Seller or Purchaser, as applicable, administers such liabilities or Assets during 2004.

         Section 10. Risk of Loss. Pending the Determination Date, the risk of loss in regard to the Assets shall be upon Seller. After the Determination Date, the risk of loss in regard to the Assets shall be on Purchaser. Each party shall procure insurance, as appropriate, to cover such risks.

         Section 11. Conditions to Obligations of Parties. The obligations of Purchaser and Seller to consummate the transactions contemplated hereby shall be subject to the condition that all orders, consents and approvals of regulatory agencies necessary in order for the transactions provided for in this Agreement to be lawfully accomplished shall have been obtained in form and substance reasonably satisfactory to the Purchaser and Seller.

         Section 12. Conditions to Obligations of Purchaser. The obligations of Purchaser hereunder shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, unless Purchaser shall have waived such condition in writing.

                  12.01 Representations and Warranties of Seller. The representations and warranties of Seller contained herein shall be true in all material respects when made and at the Closing Date with the same force and effect as though made at and as of such time, and Seller shall have performed all obligations and complied with all covenants to be performed or complied with by it on or prior to the Closing Date. Seller shall have delivered to Purchaser a certificate dated as of the Closing Date to such effect. Seller also shall have delivered to Purchaser all documents, instruments and other items required to be delivered by Seller under Section 5.02 hereof.

                  12.02 Litigation. At the Closing Date, there shall not be pending or threatened any litigation in any court or any proceeding before or by any governmental department, agency or instrumentality in which it is sought to restrain or prohibit or obtain damages in respect of the consummation of the transactions contemplated hereby, to cause a divestment by Seller or Purchaser of any significant portion of its respective assets or to impose any limitation upon the exercise by Purchaser of its general banking powers subsequent to consummation of the transactions contemplated hereby.

                  12.03 No Material Adverse Change. There shall not have occurred any material adverse change from Agreement Date to the Closing Date in the business of the Branches, the Assets, the Transferred Loans, the Deposits, or the other Assets; provided, however, in no event shall the resignation of any employee (or any adverse change resulting primarily from the resignation of an employee) be deemed a material adverse change for the purpose of this paragraph.

                  12.04 Lease Agreements. The consents under the Leases to the assignment by Seller of the Leases to Purchaser shall have been obtained without the imposition of conditions Purchaser deems in its reasonable discretion to be unduly burdensome or unreasonable. Such consents shall be in form and substance satisfactory to Purchaser in the exercise of its reasonable discretion, and shall include the respective representation and warranty to Purchaser that each respective Lease is a valid and binding obligation.

         Section 13. Conditions to Obligations of Seller. The obligations of Seller hereunder shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, unless waived in writing by Seller:

                  13.01 Representations and Warranties of Purchaser. The representations and warranties of Purchaser hereunder shall be true in all material respects when made and at the Closing Date with the same force and effect as though made at and as of such time, and Purchaser shall have performed all obligations and complied with all covenants required under this Agreement to be performed or complied with by it on or prior to the Closing Date. Purchaser shall have delivered to Seller a certificate dated as of the Closing Date to such effect. Purchaser shall have delivered to Purchaser all documents, instruments and other items required to be delivered by Purchaser under Section
5.02 hereof.

                  13.02 Litigation. At the Closing Date, there shall not be pending or threatened any litigation in any court or any proceeding before or by any governmental department, agency or instrumentality in which it is sought to restrain or prohibit or obtain damages in respect of the consummation of the transactions contemplated hereby, to cause a divestment by Seller or Purchaser of any significant portion of its respective assets or to impose any limitation upon the exercise by Purchaser of its general banking powers subsequent to consummation of the transactions contemplated hereby.

                  13.03 No Material Adverse Change. There shall not have occurred any material adverse change from Agreement Date to the Closing Date in the business or financial condition of Purchaser.

                  13.04 Lease Agreements. The consents under the Leases to the assignment by Seller of the Leases to Purchaser shall have been obtained without the imposition of conditions Purchaser deems in its reasonable discretion to be unduly burdensome or unreasonable. Such consents shall be in form and substance satisfactory to Purchaser in the exercise of its reasonable discretion, and shall include the respective representation and warranty to Purchaser that each respective Lease is a valid and binding obligation.

         Section 14. Notice to Depositors. Seller agrees that Purchaser shall, in the form of a letter mutually acceptable to Seller and Purchaser or as otherwise required by law, give notice to depositors of its assumption of the Deposits at the Branches.

         Section 15. Termination of Agreement. This Agreement may be terminated at any time prior to the Closing under the following conditions:

                                    (a)  By  the   consent  in  writing  of  the
Purchaser and Seller;

                                    (b) By the  Purchaser  in  writing if any of
the  conditions  precedent  to the  obligations  of the  Purchaser  contained in
Section 12 of this Agreement or the conditions of the obligations of the parties contained in Section 11 of this Agreement shall not have been satisfied prior to June 1, 2004.

                                    (c) By the  Seller in  writing if any of the
conditions precedent to the obligations of the Seller contained in Section 13 of this Agreement or the conditions to the obligations of the parties contained in
Section 11 of this Agreement shall not have been satisfied prior to June 1, 2004.

                                    (d) By  Purchaser in writing due to a breach
by Seller of any of its representations, warranties or covenants or agreements contained herein, which breach remains uncured for more than 10 days following notice of such breach by Purchaser.

                                    (e) By Seller in writing  due to a breach by
Purchaser of any of its representations, warranties or covenants or agreements contained herein, which breach remains uncured for more than 10 days following notice of such breach by Purchaser.

In the event of the termination of this Agreement pursuant to the provisions of this section, this Agreement shall be of no further force and effect, and no party hereto shall have any liability or further obligation to the other party to this Agreement. Notwithstanding the foregoing, no party shall be relieved by such termination for any liability that accrued due to any material breach of this Agreement prior to such termination.



         Section 16.       Miscellaneous.

                  16.01 Expenses. Whether or not the transactions contemplated herein shall be consummated, Purchaser and Seller each shall pay their own expenses incident to, preparing for, entering into and carrying into effect the terms of this Agreement.

                  16.02 Notices. Any notice or communication required or permitted to be made hereunder shall be in writing, and shall be deemed to have been made if personally delivered in return for a receipt, or if mailed, by registered or certified mail, return receipt requested, to the parties at the addresses shown below. The date of personal delivery shall be the date of giving notice or if mailed in the manner prescribed above, notice shall be deemed to have been given three business days after the mailing.

          If to Purchaser:                FIRSTBANK
                                          Mr. Don Padgett, President
                                          5210 Eubank NE
                                          Albuquerque, NM 87111
                                          (505) 343-9310 - Telephone
                                          (505) 343-9314 - Facsimile
          with a copy to:                 Mr. James K. LeValley
                                          Quarles & Brady Streich Lang LLP
                                          Renaissance One
                                          Two N Central Avenue
                                          Phoenix, AZ 85004-2391
                                          (602) 229-5260 - Telephone
                                          (602) 420-5056 - Facsimile
                                          E-Mail - jlevalle@quarles.com

          with a copy to                  Mr. Charles Moore
                                          Keleher & McLeod, P.A.
                                          PO Drawer AA
                                          Albuquerque, NM 87103
                                          (505) 346-9110 Telephone
                                          (505) 346-1345 Facsimile

          If to Seller:                   Matrix Capital Bank
                                          D. Mark Spencer
                                          President
                                          700 17th Street, Suite 100
                                          Denver , CO 80202
                                          (720)-932-4204 - Telephone
                                          (720)-946-1122 - Facsimile
                                          with a copy to: T. Allen McConnell
                                          General Counsel


          with a copy to:                 T. Allen McConnell
                                          General Counsel
                                          700 17th Street, Suite 2100
                                          Denver, CO 80202
                                          (720) 932-4208 - Telephone
                                          (720) 946-1171 - Facsimile


                  16.03 Entire Agreement. This Agreement, including all exhibits, schedules and documents delivered in connection therewith, and the Confidentiality Agreement dated October 23, 2003 (the "Documents") sets forth the entire understanding of the parties hereto and supersedes all prior agreements and understanding, whether oral or written. This Agreement shall not be modified or amended except by written agreement of all parties hereto. Any reference herein to the Agreement shall be deemed to include the Documents.

                  16.04 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, their respective legal representatives, successors and assigns; provided, however, that no assignment of this Agreement or any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other party and no assignment by any party hereunder shall relieve said party of any of its obligations or duties hereunder.

                  16.05 Further Assurances. Each of the parties hereto agrees to execute and deliver such further agreements, assurances, instruments and documents at any time reasonably requested by another party as are necessary or desirable in order to consummate the transactions contemplated by this Agreement.

                  16.06  Survival  of   Representations   and  Warranties.   All
representations and warranties contained in this Agreement shall survive the execution and delivery hereof for a period of twenty-four months.

                  16.07 Construction. This Agreement shall be construed and interpreted in accordance with the laws of the State of New Mexico applicable to contracts made and performed entirely therein.

                  16.08 Section Headings. The section headings contained in this Agreement are for convenience and reference only and shall not in any way affect the meaning or interpretation of this Agreement.

                  16.09 Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes, but all of which taken together shall form but one Agreement. This Agreement may be executed and delivered by facsimile transmission of a counterpart signature page hereof.

                  16.10 Attorney Fees. In any action brought by a party hereto to enforce the obligations of any other party hereto, each party shall be responsible for its own litigation costs and attorney's fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

         PURCHASER:                               FIRSTBANK

                                                  By:_______________________
         [seal]                                      Don K. Padgett, President

Attest: ___________________
        ___________________
        Title

         SELLER                                   MATRIX CAPITAL BANK


                                                  By:_____________________
                                                     D. Mark Spencer, President

         [seal]

Attest:  ____________________
         ____________________
         Title

                                  SCHEDULE 4.06

RENT ROLL
Matrix Capital Bank and Annex


                  Unit #                        Sq Ft.           Lease Date            Termination Date
                  TOWER

       100                                         7,433            N/A                       N/A
       101                                         1,408          11/12/02                 10/31/07
       200/205                                     6,119          01/01/03                  2/28/04
       201                                           940           Vacant
       204                                         1,433          07/01/03                 06/30/04
       301A/B                                        585          02/01/02              Month to month
       301C/D                                        398          03/12/01                 12/31/03
       304                                         5,180          01/01/02                 12/31/03
       305                                           519          02/01/02                 01/31/07
       308                                           528           Vacant
       309                                         1,344          12/01/01                 11/30/04
                                                  ------
                              Total               25,897

                  ANNEX
       A                                             629            N/A                       N/A
       AA                                          1,576            N/A                       N/A
       C                                           1,369          01/01/03                 06/30/05
       D                                             703            N/A                       N/A
       F                                           1,406
       G                                           1,625          01/01/03                 12/31/03
       H                                           1,345            N/A
                                                  ------
                        Total Annex                8,662

                     Total Building               34,560




                                  SCHEDULE 6.06

FURNITURE, FIXTURES, EQUIPMENT & LEASE HELD IMPROVEMENTS PURCHASED

AMADOR FACILITY

                                                                                                    BOOK VALUE
ASSET DESCRIPTION                                           TYPE                                PURCHASE PRICE
--------------------------------------------------------------------------------------------------------------

SMART 2/DH PCI ARRAY                                        Computer Hardware                       $      -
Video Conferencing System Las Cruces                        Office Equipment
GMC YUKON 2001 Green                                        Office Equipment
F&F Board Room Art 4 PCS Robert Carlson                     Furniture & Fixtures
F&F Board Room 12 chairs green leather                      Furniture & Fixtures
Equip-Drive-up Camera                                       Office Equipment
Executive Conference Desk                                   Furniture & Fixtures
Kneespace Credenza                                          Furniture & Fixtures
High back chair with chrome base                            Furniture & Fixtures
Lateral File                                                Furniture & Fixtures
Bookcase wire mesh doors for G. Lenzo                       Furniture & Fixtures
F&F Board Room Cigar Chair/Ottoman                          Furniture & Fixtures
Lamp Table                                                  Furniture & Fixtures
Lamp Table                                                  Furniture & Fixtures
Arm Chair Chesepeake                                        Furniture & Fixtures
Arm Chair Chesepeake                                        Furniture & Fixtures
Arm Chair Chesepeake                                        Furniture & Fixtures
Arm Chair Chesepeake                                        Furniture & Fixtures
F&F 3 paintings                                             Furniture & Fixtures
F&F Board room Universal Server                             Furniture & Fixtures
F&-Shelving Unit for LN Files                               Furniture & Fixtures
Equip-ATM Picacho                                           Office Equipment
Equip-Alarm & Camera-ATM Picacho                            Office Equipment
Equip-ATM Pacacho FUJITSU                                   Office Equipment
F&F Cubicles Main Branch                                    Furniture & Fixtures
Dell Notebook C810 13GHZ P3                                 Computer Hardware
VECTRA VE18DTP3 600E 13.5 GB                                Computer Hardware
CPQ 2HD's                                                   Computer Hardware
Computer-Dell Inspirion Laptop                              Computer Hardware
Aeron Chair                                                 Furniture & Fixtures
Equip                                                       Office Equipment
Drive-up Unit W/2 Lanes                                     Office Equipment
F&F                                                         Furniture & Fixtures
F&F Teller Seating 3 chairs                                 Furniture & Fixtures
F&F-6 Legal Size Drawer Cabinets                            Furniture & Fixtures
F&F-6 Conference Chairs                                     Furniture & Fixtures
F&F-2 Posture Sterno Chairs                                 Furniture & Fixtures
F&F Wooden Aerial Bench                                     Furniture & Fixtures
F&F 4 Wooden Aerial Chairs New Accounts                     Furniture & Fixtures
F&F-4 Whitnel Wooden Chairs Waiting Area                    Furniture & Fixtures
F&F- Coffee Table East Mesa                                 Furniture & Fixtures
F&F-furniture E. Mesa                                       Furniture & Fixtures

                                       23

Equip-Undercounter                                          Office Equipment
Equip-Surveillance System                                   Office Equipment
Equip-Diebold Deal Drawer                                   Office Equipment
Night Depository                                            Office Equipment
Equip-ATM                                                   Office Equipment
Equip-Refurbished Cash Vault                                Office Equipment
Equip-15 Porta Vault                                        Office Equipment
Equip-Fax E. Mesa                                           Office Equipment
Comp-HDWATM Circuit DSU E. Mesa                             Computer Hardware (inactive)
F&F-Refinish Desks                                          Furniture & Fixtures
Equip-Phone System E. Mesa                                  Office Equipment
Comp-HDWLASER Printer E. Mesa                               Computer Hardware (inactive)
Comp-HDWSERVER E. Mesa                                      Computer Hardware (inactive)
Comp-HDWCABLING E. Mesa                                     Computer Hardware (inactive)
Comp-HDWCABLING E. Mesa                                     Computer Hardware (inactive)
Equip-Alarm System                                          Office Equipment
Comp-HDWCISCO Router E. Mesa                                Computer Hardware
Lobby Cubicle Customer Service                              Furniture & Fixtures
Lobby Cubicles Customer Service                             Furniture & Fixtures
Coin Counter Main Lobby                                     Office Equipment
HP Switches for LC                                          Computer Hardware
Teller Pedestal W/Trays                                     Furniture & Fixtures
File Server LC                                              Computer Hardware
COMPAQ Proliant DL380 P3 Rembrandt Loan                     Computer Hardware
Printers                                                    Computer Hardware
Gary Lenzo/Computer                                         Computer Hardware
Router LC                                                   Computer Hardware
HP Computer Equipment Las Cruces                            Computer Hardware
HP Switches PWR SVP                                         Computer Hardware
SONY VAIO PCV LX700 P3 64GB 20GB                            Computer Hardware
SONY VAIO PCV LX700 P3 64MD 20GBHD/CD   Computer Hardware
Dell Optiplex                                               Computer Hardware
Dell Optiplex                                               Computer Hardware
Dell Dimension                                              Computer Hardware
Dell Dimension                                              Computer Hardware
Dell Dimension                                              Computer Hardware
Dell Dimension                                              Computer Hardware
Currency Counter                                            Office Equipment
Equip-Audio System Drive-up Windows                         Office Equipment
Audio System-Drive-up                                       Office Equipment
Modular Router                                              Computer Hardware
SAVIN 9220 Copier East Mesa                                 Office Equipment
FORM Printer                                                Computer Hardware
DELL Optiplex                                               Computer Hardware
DELL Optiplex                                               Computer Hardware
DELL Optiplex                                               Computer Hardware
Comp-HDW-COMPAQ/Server East Mesa                            Computer Hardware
MAGNER Sorter/Counter                                       Office Equipment
Proof Imaging Equip                                         Office Equipment
SAVIN FAX/Print                                             Office Equipment

                                       24

MICROFICHE MACHINE                                          Office Equipment
File Server                                                 Computer Hardware
CPQ 256 MB Registered SD RAM RIMM                           Computer Hardware
HARD DRIVE COMPONENT UPGRANDES                              Computer Hardware
HP Switches for LC                                          Computer Hardware
CPQ Desktop Kirk/LC                                         Computer Hardware
FAX Machine - Main                                          Office Equipment
NOVELL Network Components                                   Computer Hardware
Comp-HDW Printer                                            Computer Hardware
F&F-Carpet Mortgage Dept.                                   Leasehold Improvements
XEROX Work Center PRO765                                    Office Equipment
INSPIRON 2500 12.1 SVGA                                     Computer Hardware
Laser Jet HP 4000                                           Office Equipment
DELL Dimension                                              Computer Hardware
F&F - Door                                                  Furniture & Fixtures
Comp-Soft - HMDA Relief software                            Computer Software
HP E-PC CO 7933 20GB 128 Las Cruces                         Computer Hardware
Cubicle Main Lobby Com Lending                              Furniture & Fixtures
Cubicle Main Lobby Com Lend                                 Furniture & Fixtures
HP E-PC C10 20GB 128MB                                      Computer Hardware
WIN FAST 2.3A Moody's Risk Mgt Services                     Computer Software
HP Vectra VL400                                             Computer Hardware
HP Vectra VL400                                             Computer Hardware
Cubicle Maon Lobby Cons Lend                                Furniture & Fixtures
F&F-Exec Desk W/Hutch                                       Furniture & Fixtures
EQUIP                                                       Office Equipment
Alarm System                                                Office Equipment
DELL Optiplex                                               Computer Hardware
Equip                                                       Office Equipment
Shredder                                                    Office Equipment
OFFICE BLDG-SLIM LINE ATM BLDG                              Commercial Property
                                                                                                    $  227,000


                                  SCHEDULE 6.07

                                    CONTRACTS
                         [Pat is verifying and updating]

                                                                                          Amount of
                                                                                          Payment Per Year
      Person with whom                  Name of              Date of       Expiration     Amount of
      Contract is made                 contract             contract          Date        (indicate which)
      ----------------                 --------             --------          ----        ----------------
----------------------------------------------------------------------------------------------------------------------
CREDIT CARD MERCHANT APPLICATION AND AGREEMENTS
----------------------------------------------------------------------------------------------------------------------

Sun Bowl Inc.                Credit Card Agree           11-18-96      15 day notice   Unknown - No back side to
                                                                                       the Agreement
---------------------------- ------------------------- -------------- ---------------- -----------------------------
RG River Resort              Credit Card Agree           09-29-98      15 day notice   Unknown - Bank N/S
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Cultural Society of          Credit Card Agree           06-29-99      15 day notice   Unknown
Mesilla Valley  - 150
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Pace Management              Credit Card Agree           04-12-00      15 day notice   Unknown
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Las Cruces Symphony          Credit Card Agree           07-06-00      15 day notice   Unknown - Bank N/S
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Veteran Home Lns Inc         Credit Card Agree           08-26-00      15 day notice   Unknown
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Affordable Plumbing          Credit Card Agree           09-05-00      15 day notice   Unknown
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Pro Source Supply            Credit Card Agree           01-22-01      15 day notice   Unknown
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Lanelle's of Las Cruces      Credit Card Agree           01-23-01      15 day notice   Unknown - Not signed Bank
                                                                                       or Merchant
---------------------------- ------------------------- -------------- ---------------- -----------------------------
Guillermo Hernandez,         Credit Card Agree           05-13-02      15 day notice   Unknown
D.O.
--------------------------------------------------------------------------------------------------------------------

LICENSE AGREEMENT
----------------------------------------------------------------------------------------------------------------------

CALYX                        POINT@ S/W LIC               12-18-97           ???        $910 - 10 Computers
---------------------------- ------------------------- --------------- ---------------- ----------------------------
RMS Info. Services           Mkt. Agreement               06-01-94     Yrly - Auto      DA S&L - $63 p/m -  $756
                                                                       9-1-95 - 30      p/y
                                                                       d/not b/anniv
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Paul Brilliant               Business Development           2000       Immediately      $1,000 plus p/m - pd qtrly
                             Rep.                                      with notice
                                                                       either party
--------------------------------------------------------------------------------------------------------------------
SERVICE/ MAINTENANCE CONTRACTS
----------------------------------------------------------------------------------------------------------------------

Knight Security              School Courier Agree         01-07-02     5 working days   $9.75 p/hour - Main
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Knight Security              School Courier Agree         01-07-02     5 working days   $9.75 p/hour - Mesa
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Knight Security              Patrol Agreement             01-07-02     5 working days   $100 p/m - Main
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Knight Security              Patrol Agreement             01-07-02     5 working days   $100 p/m - Mesa
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Knight Security              Security Agreement           01-07-02     5 working days   $9.75 p/hour - Main
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Knight Security              Security Agreement           01-07-02     5 working days   $40 p/m
                             Church deposit                                notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Knight Security              Security Agreement           01-07-02     5 working days   $9.75 p/hour - Mesa
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------

                                       26




SCHEDULE 6.07 - CONTINUED
                                                                                          Amount of
                                                                                          Payment Per Year
      Person with whom                  Name of              Date of       Expiration     Amount of
      Contract is made                 contract             contract          Date        (indicate which)
      ----------------                 --------             --------          ----        ----------------

----------------------------------------------------------------------------------------------------------------------
SERVICE/ MAINTENANCE CONTRACTS CONTINUED
----------------------------------------------------------------------------------------------------------------------

Fisource, Inc.               ATM Software                 12-01-97       1 yr, 1 yr     $235.66 X 2 ATM's
                             Maintenance (Fujitsus)                     auto renew.,    ($471.32 annually)
                                                                          notice to     PREPAID
                                                                        cancel 60 dys
                                                                          prior to
                                                                           renew.
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Fisource, Inc.               ATM 2nd line (3),            12-01-97       1 yr, 1 yr     $10,861.46 annually
                             Pneumatics (both                           auto renew.,    PREPAID
                             branches,                                    notice to
                                                                        cancel 60 dys
                                                                       prior to renew.
---------------------------- ------------------------- --------------- ---------------- ----------------------------
B&K System Technologies,     Maintenance on NCR 7731      05-01-00        06-14-04      $1958.00 annually
Inc.                         (proof)                                                    PREPAID
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Soto Enterprises d/b/a       Armored car/cask             09-01-03       12 months,     Per use fees apply per
Miracle Delivery             transport                                  then 30 days    schedule, no fixed payment
                                                                           notice       required
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Distribution Management      Cash Letter Delivery to      11-13-00     30 days notice   $12.50 per day, as
Corp.                        El Paso Fed.                                               services are used
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Steinborn Inc. Realtors      Leasing Brokerage            09-05-02        10-31-04      None, based on signed
                             agreement on Amador                                        leases, payable at signing
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Norstan Communications       Telephone System Maint.      01-06-02        01-06-03      $6,284.48
                                                                          (expired)
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Telstar Comm                 Alarm Monitoring             08-29-97     08-29-98 - mtm   Mesa - $32 p/m
                                                                           30 d/n
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Image Ideas                  Savin Copier 9965DP          12-01-99       Term not on    $2,583 + p/y billed
                                                                          Bank Docs     quarterly
---------------------------- ------------------------- --------------- ---------------- ----------------------------
SW Professional S            Janitorial Services          12-01-00      30 day notice   $3,174 Amador & Mesa
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Envir Systems Cont           HVAC - Controls              07-23-01          None        $489 - No Annex
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Go Direct Mailing            Mail Processing              01-31-00        01-31-01      $3,000 p/mo plus - Bank N/S
                                                                        Annual Auto -
                                                                         30 d/notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
DIEBOLD                      Alarm Ser Panel              04-01-97        12-01-94      DA S&L $134 p/y
                                                                        60 day notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
ThyssenKrupp Elevator        Elevator (2)                 01-01-03       01-01-08 -     $900 p/q
                                                                        noncancelable
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Burnham Ins. GP.             SI Insurance                 03-15-01      30 day notice   Instl Repos $1,500=$50,000
---------------------------- ------------------------- --------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
ADVERTISING AGENCY AGREEMENT
----------------------------------------------------------------------------------------------------------------------

Perrault & Assoc             Client/Agency                07-01-99      mtm 1-1-00 30   $1,500 p/m plus cost plus
                             Agreement                                    d/notice      15%  ????
---------------------------- ------------------------- --------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
LEASE AGREEMENTS
----------------------------------------------------------------------------------------------------------------------

Pitney B Credit Corp         Inserting System             03-18-00        08-20-04      $1,350 p/q - $5,400 p/y
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Picacho Hills Country Club   Ground lease for ATM         05-01-02       5 years w/3    $150/quarter paid in
                                                                         year mutual    advance
                                                                           option
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Aquaperfect, Inc.            3 water coolers              06-06-03        36 months     $124.85/month
---------------------------- ------------------------- --------------- ---------------- ----------------------------

--------------------------------------------------------------------------------------------------------------------

                                       27


SCHEDULE 6.07 - CONTINUED
----------------------------------------------------------------------------------------------------------------------
STORAGE RENTAL
----------------------------------------------------------------------------------------------------------------------

RMS, Inc.                    Record Storage               05-17-02        Continues     Priced per container,
                                                                        until 60 day    approx $500/month
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Holiday Storage              10' x 10' Stor Unit          08-31-99     10 days - Dep +  $48 p/m
---------------------------- -------------------------- -------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
COLLECTION AGREEMENT
----------------------------------------------------------------------------------------------------------------------

Collectrite                  Collection Agreement         12-21-00       12-21-02 -     30% of accts placed for
                                                                       Annual Renewal   collection.
---------------------------- -------------------------- -------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
SERVICE/ MAINTENANCE CONTRACTS CONTINUED
----------------------------------------------------------------------------------------------------------------------

Telstar Comm                 Alarm Monitoring             08-29-97     08-29-98 - mtm   Mesa - $32 p/m
                                                                           30 d/n
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Image Ideas                  Savin Copier 9965DP          12-01-99       Term not on    $2,583 + p/y billed
                                                                          Bank Docs     quarterly
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Copy Machines Inc            Lanier Copier HIK003566      07-22-98       07-21-99 -     $515 p/m
                                                                          Annual -
                                                                          unless 30
                                                                           notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
SW Professional S            Janitorial Services          12-01-00      30 day notice   $3,174 Amador & Mesa
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Envir Systems Cont           HVAC - Controls              07-23-01          None        $489 - No Annex
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Go Direct Mailing            Mail Processing              01-31-00        01-31-01      $3,000 p/mo plus - Bank N/S
                                                                        Annual Auto -
                                                                         30 d/notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Pitney B Credit Corp         Inserting System             03-18-00        08-20-04      $1,350 p/q - $5,400 p/y
---------------------------- ------------------------- --------------- ---------------- ----------------------------
DIEBOLD                      Alarm Ser Panel              04-01-97        12-01-94      DA S&L $134 p/y
                                                                        60 day notice
---------------------------- ------------------------- --------------- ---------------- ----------------------------
ThyssenKrupp Elevator        Elevator (2)                 01-01-03       01-01-08 -     $900 p/q
                                                                        noncancelable
---------------------------- ------------------------- --------------- ---------------- ----------------------------
Burnham Ins. GP.             SI Insurance                 03-15-01      30 day notice   Instl Repos $1,500=$50,000
---------------------------- ------------------------- --------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
ADVERTISING AGENCY AGREEMENT
----------------------------------------------------------------------------------------------------------------------

Perrault & Assoc             Client/Agency                07-01-99      mtm 1-1-00 30   $1,500 p/m plus cost plus
                             Agreement                                    d/notice      15%  ????
---------------------------- ------------------------- --------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
COCA-COLA MACHINE
----------------------------------------------------------------------------------------------------------------------

???                                    ???                 To Be         Furnished      By PAT HOWARD
---------------------------- ------------------------- --------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
STORAGE RENTAL
----------------------------------------------------------------------------------------------------------------------

Holiday Storage              10' x 10' Stor Unit          08-31-99     10 days - Dep +  $48 p/m
---------------------------- -------------------------- -------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
COLLECTION AGGREEMENT
----------------------------------------------------------------------------------------------------------------------

Collectrite                  Collection Agreement         12-21-00       12-21-02 -     30% of accts placed for
                                                                       Annual Renewal   collection.
---------------------------- -------------------------- -------------- ---------------- ----------------------------

----------------------------------------------------------------------------------------------------------------------
HOLD HARMLESS AGREEMENT
----------------------------------------------------------------------------------------------------------------------

Dr. ???  TO BE FUR BY PAT    Monitoring Equip             01-05-00          None        No Income or Expense to
H. Bank
---------------------------- -------------------------- -------------- ---------------- ----------------------------

--------------------------------------------------------------------------------------------------------------------
SUGGESTIONS  ???
--------------------------------------------------------- -------------- ---------------- ----------------------------

Armored car                    Looking - Have                 To Be        Furnished      By PAT HOWARD
------------------------------ -------------------------- -------------- ---------------- ----------------------------
ATM - Maintaince               Fisource, CC, M&M              To Be        Furnished      By PAT HOWARD
------------------------------ -------------------------- -------------- ---------------- ----------------------------
Landscaping                    None
------------------------------ -------------------------- -------------- ---------------- ----------------------------
Signs                          None
------------------------------ -------------------------- -------------- ---------------- ----------------------------
Data Processing                N/A
------------------------------ -------------------------- -------------- ---------------- ----------------------------
Alarms - Main                  Diebold above
------------------------------ -------------------------- -------------- ---------------- ----------------------------
ATM - Cash Handling            None
------------------------------ -------------------------- -------------- ---------------- ----------------------------


                                       28

----------------------------------------------------------------------------------------------------------------------
SCHEDULE 6.07 - CONTINUED
----------------------------------------------------------------------------------------------------------------------

------------------------------ -------------------------- -------------- ---------------- ----------------------------
Credit Life                    None
------------------------------ -------------------------- -------------- ---------------- ----------------------------
HVAC - Mesa                    None
------------------------------ -------------------------- -------------- ---------------- ----------------------------












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